UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 31, 2005

IDENTIX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	01-09641	94-2842496

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5600 Rowland Road
Minnetonka, MN		55343

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code

(952) 932-0888

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

     Item 5.02(b). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Patrick H. Morton, a member of the Board of Directors of Identix Incorporated (the “Company”) since 1985, retired from the Board as he had previously planned effective May 31, 2005, after more than 20 years of faithful and dedicated service to the Company and its shareholders.

Section 8 — Other Events

Item 8.01 Other Events

     Dr. John. E. Haugo, currently a member of the Board of Directors and the Compensation Committee of the Board, has assumed the position of Chairman of the Compensation Committee, a position previously held by Mr. Morton. The Compensation Committee is now comprised of two independent directors.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

IDENTIX INCORPORATED
Date: May 31, 2005	By:	/s/ Elissa Lindsoe
Elissa Lindsoe,
Chief Financial Operator (Duly authorized officer and Principal Financial Officer)